CONTINUING UNLIMITED GUARANTY

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This Continuing Unlimited Guaranty (“Guaranty”) has been executed and unconditionally delivered to FIVE STAR BANK (“Bank”) by LEATHERSTOCKING PIPELINE COMPANY, LLC, a Pennsylvania limited liability company with an address of 330 West William Street, Corning, New York 14830 (the “Undersigned” or the “Guarantor”). The term “Undersigned” means each person or entity who has signed this Guaranty. If this Guaranty has been signed by more than one person or entity, then all obligations of the Undersigned under this Guaranty are joint and several.

In consideration of any extension of credit by Bank to Leatherstocking Gas Company, LLC (“Borrower”), in consideration of prior extensions of credit by Bank to Borrower for other good consideration (receipt of which with Undersigned hereby acknowledges), the Undersigned hereby guarantees to Bank (jointly and severally if more than one person or entity signed this Guaranty), the full and prompt payment, when due, whether accelerated or not, of any and all indebtedness, liabilities and obligations of every nature and kind of Borrower to Bank, whether now existing or hereafter arising, direct or contingent, secured or unsecured, all of which is referred to below as the “Indebtedness”.

1.                  The Undersigned further guarantees and agrees to pay all costs, expenses and attorneys’ fees at any time paid or incurred by Bank in endeavoring to collect the Indebtedness or any part thereof and in and about the enforcement of this Guaranty.

2.                  This Guaranty is and is intended to be a continuing guaranty of payment of the Indebtedness (irrespective of the aggregate amount of the Indebtedness, or changes in the same from time to time), independent of and in addition to any other guaranty, endorsement or security held by Bank for payment of the Indebtedness or any part thereof. The Undersigned waives any and all subrogation rights that the Undersigned has had or may have against Borrower and against any property of Borrower. This Guaranty shall remain in full force and effect until Bank or its successors or assigns, shall actually receive full payment of the Indebtedness, together with unpaid interest accrued thereon and any costs incurred by the Bank.

3.                  If all or any part of the Indebtedness is not paid when due, the Undersigned hereby agrees to pay the same without requiring demand, protest or notice of nonpayment or notice of default to the Undersigned, to Borrower, or to any other person or entity, without proof of demand and without requiring Bank to resort first to Borrower or to any other guaranty, security or collateral which it may have or hold. The Undersigned hereby waives demand, presentment, protest and notice of nonpayment and protest to the Undersigned, to Borrower, or to any other person or entity; notice of acceptance hereof or assent hereto by Bank; notice that any Indebtedness has been incurred by Borrower to Bank; and notice in the change of the terms of payment of the Indebtedness or any part thereof, including but not limited to a change in the interest rate on any or all of the Indebtedness.

4.                  Upon Borrower’s failure to pay the Indebtedness (or any part thereof) when due, the Undersigned authorizes and empowers Bank, in addition to Bank’s other remedies, to charge any account of the Undersigned with the full amount then due on this Guaranty and to sell, at any broker’s board or at a public or private sale (with such notice, if any, required under the Uniform Commercial Code, to the Undersigned), any property of the Undersigned in the possession or custody of Bank and to apply the proceeds thereof to any balance due on the Indebtedness. Upon any such sale Bank may itself purchase the whole or any part of any property sold, free from any right of redemption, which right is hereby expressly waived and released. These rights do not modify or preclude Bank’s use of its common law right of setoff.

5.                  The Undersigned also further agrees that Bank shall have the irrevocable right, in Bank’s sole discretion, with or without notice to the Undersigned, either before or after the institution of bankruptcy or other legal proceedings by or against the Undersigned or before or after receipt of written notice of the death of the Undersigned, to extend the time given for the payment of the Indebtedness, or any part thereof. Bank may accept one or more renewal notes for the Indebtedness (or any part thereof) which shall not be considered as new obligations but as extensions of the obligations renewed, and no such extensions shall discharge or in any manner affect the liability of the Undersigned, or the liability of the estate of the Undersigned under this Guaranty.

6.                  The liability of the Undersigned under this Guaranty shall not be affected or impaired by any acceptance by Bank of collateral for the payment of the Indebtedness, or any part thereof, or by any disposition of or failure, neglect or omission on the part of Bank to realize upon any of such collateral. Any collateral at any time held by or left with Bank for the payment of any or all of the Indebtedness, or upon which Bank may have a lien or security interest, may be exchanged, withdrawn or surrendered from time to time or otherwise dealt with by Bank without notice to or consent of the Undersigned to the same extent as though this Guaranty had not been given. Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof, and may apply payments or credits to principal or interest or fees and expenses, as Bank sees fit. The Undersigned hereby agrees and consents that Bank shall have the right to make any agreement with Borrower and/or with any other entity or person liable for the payment of all or any part of the Indebtedness (including but not limited to other guarantors, if any) for the compounding, compromise, discharge or release of the Indebtedness or any part thereof, in whole or in part, or for any modification or alteration of any of the terms of the Indebtedness or any part thereof, including, but not limited to, a change in the interest rate, or a change in any contract between Bank and Borrower or any other entity or person, without notice to or consent of the Undersigned and without affecting the Undersigned’s obligations under this Guaranty to pay the Indebtedness in full. If more than one person or entity has signed this Guaranty, Bank shall also have the right, without notice to or consent of any of the Undersigned, to discharge or release one or more of the Undersigned from any obligation under this Guaranty, in whole or part, without in any way releasing, impairing or affecting its rights against the remaining of the Undersigned and without affecting the remainder of the Undersigned’s obligations under this Guaranty to pay the Indebtedness in full.

7.                  The Undersigned shall submit to the Bank financial information which must be received and approved by the Bank, in its sole discretion: (i) annual management-prepared financial statements, including balance sheet and income statement and accounts receivable and accounts payable aging within 120 days after fiscal year end; and (ii) quarterly management-prepared financial statements, including balance sheet and income statement and accounts receivable and accounts payable within 15 days after each quarter end.

8.                  This Guaranty is absolute and unconditional and shall not be affected by any act or thing whatsoever except the payment in full of the Indebtedness. This is a guaranty of payment and not collection. The failure of any person or entity to sign this Guaranty shall not release or affect the liability of any signer hereof. This Guaranty has been unconditionally delivered to Bank by each of the persons or entities who have signed it.

9.                  If a claim is made upon Bank at any time for repayment or recovery of all or any part of the Indebtedness, or other value received by Bank from any source, in payment of or on account of the Indebtedness or any part thereof, and Bank repays or otherwise becomes liable for all or any part of such claim by reason of (a) any judgment, decree, or order of any court or administrative body, or (b) any settlement or compromise of such claim or claims, the Undersigned shall remain liable to Bank hereunder for the amount so repaid or for which Bank is otherwise liable, to the same extent as if any such amounts had not been received by Bank, notwithstanding any return or destruction of the original of this Guaranty, or termination of this Guaranty, or cancellation of any note, bond or other instrument or obligation which evidences all or a portion of the Indebtedness, or delivery of any release to the Undersigned or to any of them or to Borrower or to any other entity or person.

10.              This document is the final expression of this Guaranty of the Undersigned in favor of Bank, and is the complete and exclusive statement of the terms of this Guaranty. No course of prior dealings between the Undersigned or any of them and Bank, nor any usage of trade, nor any parol or extrinsic evidence of any nature or kind, shall be used or be relevant to supplement, explain or modify this Guaranty. The Undersigned’s execution of this Guaranty does not modify, impair or terminate Bank’s rights or the Undersigned’s obligations under existing guaranties, if any, previously executed and delivered to Bank by the Undersigned or by any of them in connection with obligations of Borrower to Bank. All such guaranties, if any, remain in full force and effect. The future execution and delivery by the Undersigned or by any of them of a Guaranty in favor of Bank shall not modify, impair or terminate Bank’s rights or the Undersigned’s obligations under this Guaranty.

11.              All payments of principal or interest made by Borrower to Bank shall be deemed to have been made as agent for the Undersigned for the purpose of tolling the Statute of Limitations.

12.              The Undersigned agrees to furnish, upon Bank’s demand, collateral satisfactory to Bank as security for this Guaranty, and to execute any documents requested by Bank in connection with furnishing collateral.

13.              This Guaranty and every part hereof shall be binding upon the Undersigned and the heirs, executors, administrators, successors and assigns of the Undersigned including, but not limited to the estates of the Undersigned, and shall inure to the benefit of the Bank, and its successors and assigns.

14.              This Guaranty cannot be modified or terminated, in whole or in part, orally and is governed by New York law. Any litigation involving this Guaranty shall, at Bank’s option, be triable only in a court located in Wyoming County, New York. THE UNDERSIGNED WAIVES THE RIGHT TO A JURY TRIAL IN ANY LITIGATION INVOLVING THIS GUARANTY AND IN ANY OTHER LITIGATION INVOLVING BANK AND THE UNDERSIGNED.

15.              The Undersigned acknowledges to Bank that he has transacted business in New York State with regard to this Guaranty. All obligations of each of the Undersigned under this Guaranty are joint and several, including but not limited to the obligation to pay the Indebtedness in full. Whenever used in this Guaranty, neutral pronouns shall include the masculine and feminine gender as appropriate in the context, and singular terms shall be deemed in the plural when appropriate.

16.              Hazardous Substances: The Guarantor confirms that there are not any flammable explosives, radon, radioactive materials, asbestos, asbestos-containing materials, urea formaldehyde foam insulation, lead-based paints, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials as defined in or subject to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), Articles 15 and 27 of the New York State Environmental Conservation Act or any other applicable Environmental Law and in the regulations adopted pursuant thereto at the Property securing the Indebtedness. Guarantor agrees to indemnify, defend, and hold harmless Bank from and against any and all liabilities, claims, damages, penalties, liens, expenditures, losses, and charges including, but not limited to, all costs of investigation, monitoring, legal representation, remedial response, removal, restoration or permit acquisition, which may now or in the future be undertaken, suffered, paid, awarded, assessed, or otherwise incurred by Bank as a result of the presence or suspected presence of, release of or threatened release of hazardous substances on, in, under or near any property or improvements thereon, owned, leased or operated by Borrower or Guarantor. The liability of Guarantor to Bank under the covenants of this Section is not limited by any exculpatory provisions in any agreement in connection with the Indebtedness or collateral therefor and shall survive repayment of the Indebtedness or any transfer or termination of any agreement in connection with the Indebtedness or collateral therefor or this Guaranty regardless of the means of such transfer or termination.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Undersigned has executed and unconditionally delivered this Guaranty to Bank at 55 North Main Street, Warsaw, New York 14569, on the date indicated in this acknowledgment effective as of October 13, 2015.

LIMITED LIABILITY

COMPANY GUARANTOR

Guarantor Name: LEATHERSTOCKING PIPELINE COMPANY, LLC

Signature: /s/ Joseph P. Mirabito

Print Name and Title: Joseph P. Mirabito, Manager

Signature: /s/ Michael I. German

Print Name and Title: Michael I. German, Manager

Guarantor Address:

330 West William Street

Corning, New York 14830

STATE OF NEW YORK )

COUNTY OF BROOME ) ss.:

On the 14th day of October, in the year 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Joseph P. Mirabito, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Ann B. Cianflone

Notary Public

STATE OF NEW YORK )

COUNTY OF STEUBEN ) ss.:

On the 13th day of October, in the year 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Michael I. German, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Jeff N. Evans

Notary Public